Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 Q1 2024 Earnings Presentation 06.07.2024 - Updated 05.24.2024

Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 FORWARD-LOOKING STATEMENTS & NON-GAAP FINANCIAL MEASURES 2 Forward-Looking Statements Disclosure. Certain information in this presentation contains “forward-looking” statements. You should not place undue reliance on these statements. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe”, “expect”, “approximately”, “anticipate”, “intend”, “plan”, “estimate”, “seek”, “will”, “should”, “could”, “may” or the negative thereof or variations thereon or similar expressions that are predictions of or indicate future events or trends. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results and that actual future results may vary materially. They involve risks, uncertainties and assumptions. Many factors could affect our actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements, including among other things, the current positive market and customer response to us; our ability to leverage our competitive advantages to achieve or exceed market growth rates; our reliance on our former parent company, Laboratory Corporation of America Holdings to provide financial reporting and other financial and information for periods prior to the spin-off through the end of the relevant transition agreements, as well as IT, accounting, finance, legal, human resources, and other services critical to our businesses; our dependence on third parties generally to provide services critical to our businesses throughout the transition period and beyond; our ability to establish and develop our accounting, enterprise resource planning, and other management systems post the transition period, which could cost more or take longer than anticipated; our identification of existing material weaknesses in our internal control over financial reporting; our ability to successfully implement our business strategies, improve margins, and execute our long-term value creation strategy; risks and expenses associated with our international operations and currency fluctuations; our customer or therapeutic area concentrations; any further deterioration in the macroeconomic environment, which could lead to defaults or cancellations by our customers; the risk that our backlog and net new business may not be indicative of our future revenues and we might not realize all of the anticipated future revenue reflected in our backlog; our ability to generate sufficient net new business awards, or if net new business awards are delayed, terminated, reduced in scope, or fail to go to contract; the risk that we may underprice our contracts, overrun our cost estimates, or fail to receive approval for, or experience delays in documentation of change orders; our ability to complete the divestiture of certain assets relating to the Enabling Services segment on time or at all and our ability to realize the full purchase price and benefits of the transaction; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”), including any updates or amendments thereof. For a further discussion of the risks relating to our business, see the “Risk Factors” Section of our Annual Report on Form 10-K (the “Form 10-K”) and subsequent reports, as filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this presentation might not prove to be accurate and you should not place undue reliance upon them. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures. This presentation contains discussions of certain financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Net Debt, Net Leverage and Free Cash Flow, which are non-GAAP financial measures. Non-GAAP financial measures are presented only as a supplement to the Company’s financial statements based on GAAP. Non-GAAP financial information is provided to enhance understanding of the Company’s financial and operational performance and cash flow, but none of these non-GAAP financial measures are recognized terms under GAAP, and non-GAAP measures should not be considered in isolation from, or as a substitute analysis for, the Company’s results of operations as determined in accordance with GAAP. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance and cash-flow. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, growth, indebtedness, cash-flow and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Because not all companies use identical calculations, our presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. For example, in calculating Adjusted EBITDA, the Company excludes all the amortization of intangible assets associated with acquired customer relationships and backlog, databases, non-compete agreements and trademarks, trade names and other from non- GAAP expense and income measures as such amounts can be significantly impacted by the timing and size of acquisitions.

Fortrea's Q1'24 Highlights

1.11x Book-to-Bill for Q1, 1.22x for the trailing nine months

Solid demand environment – number and value of RFPs increased

Continued momentum implementing our growth and differentiation strategies

Progressing towards divestiture of Endpoint and Patient Access businesses in Q2

Sustained focus on cost structure and margin expansion:

- ~50% of TSAs[1] exited at end of Q1 2024
- Executing against SG&A reduction roadmap

1 Transition services agreement

3

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Fortrea Q1'2024 Earnings presentation 06.07.2024

Fortrea

Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 Fortrea’s Program for Change: Significant Opportunity to Create Shareholder Value 4 Leverage Competitive Advantages to Lay Foundation for Growth in ‘23 Disciplined Strategy to Drive Long-term Growth & MarginsImprove Margins & Optimize the Business in '24 We remain committed to exiting 2024 at or around 2022 EBITDA margin levels  Leverage existing scale, skills and capabilities  Selective further organic investments to differentiate  World-class customer relationship development  Continued execution of growth and operational initiatives  Exit TSAs with fit-for-purpose infrastructure  Begin to align SG&A to benchmarks  Improve workforce productivity  Positioned for sustained long-term growth  Investing for further differentiation  Operating within industry leading delivery cost structures  Move to 2.5x to 3.0x leverage

Q1'24– Key Financial Highlights
Continuing Operations

($ in millions, except per share data)	Q1 2023	Q1 2024	% Change
Revenue	$693.9	$662.1	(4.6)%
Adj. EBITDA [1]	$46.8	$27.1	(42.1)%
% Adj. EBITDA Margin [1]	*6.7%*	*4.1%*	
Net Income (Loss)	$8.0	$(79.8)	(1,097.5)%
Net Income (Loss) / diluted share [2]	$0.09	$(0.89)	(1,088.9)%
Adj. Net Income (Loss) [1]	$33.0	$(4.9)	(114.8)%
Adj. Net Income (Loss) / diluted share [1, 2]	$0.37	$(0.05)	(113.5)%
Ending Backlog [3]	n/a	$7,425	

Note: The financial information included herein includes immaterial adjustments to the Company's previously reported financial information. Please see the Company's Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission, for more information regarding these revisions.

1 Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income/share are non-GAAP financial measures. Please see slides 10 and 11 for a reconciliation to the most comparable GAAP number.

2 On June 30, 2023, the Separation from Labcorp was affected through a pro-rata distribution of one share of the Company's common stock for every share of Labcorp common stock held at the close of business on the record date of June 20, 2023. As a result, on June 30, 2023, the Company had 88.8 million shares of common stock outstanding. This share amount is being utilized for the Q1 2023 calculation of basic earnings per share for all periods presented through the Separation date. Additionally, there are no dilutive instruments for Q1 2023.

3 Historical backlog is not provided for prior quarters based on previously disclosed backlog methodology changes.

5

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Fortrea Q1'2024 Earnings presentation 06.07.2024

Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 Cash Flow and Liquidity Profile 6 Liquidity PositionFree Cash Flow and Conversion Rate Debt Leverage ($ in millions) March 31 2024 Debt 3 $1,646.0 Cash 4 $92.8 Net Debt 5 $1,553.2 Net DSO from continuing operations 6 97 days Cash Flow 1 ($ in millions) Q1 2024 Operating Cash Flow 1 $(25.6) Less: CAPEX 1 $(9.3) Free Cash Flow 1, 2 $(34.9) 1 The cash flows related to discontinued operations have not been segregated and are included in the cash flow-related amounts shown above. 2 Free Cash Flow, a non-GAAP measure, is equal to Operating Cash Flow less Capital expenditures. 3 Debt includes long-term and current notes, term loans and revolving credit facility balance. 4 Cash is defined as Cash and Cash Equivalents. 5 Net Debt, a non-GAAP measure, is defined as Debt less Cash. 6 Net Days Sales Outstanding (DSO) reflects Revenue, net, and is based on billed and unbilled accounts receivable and gross unbilled services, less allowance for credit losses, and unearned revenue.

Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 2024 Financial Guidance and Outlook Continuing Operations 7 ($ in millions) Q1’24 Actuals FY’24 Guidance 1 (as of May 7th, 2024) Revenue $662.1 $2,785 - $2,855 Adj. EBITDA2 $27.1 $240.0 - $260.0 1 Full-year 2024 guidance measures (other than revenue) are provided on a non-GAAP basis without a reconciliation to the most directly comparable GAAP measure because Fortrea is unable to predict with a reasonable degree of certainty certain items contained in the GAAP measures without unreasonable efforts. Such items include, but are not limited to, acquisition-related expenses, restructuring and related expenses, stock-based compensation and other items not reflective of Fortrea’s ongoing operations. 2 Adjusted EBITDA is a non-GAAP financial measure. Please see slide 10 for a reconciliation to the most comparable GAAP number for Q1 2024.

Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 First Quarter 2024 Net Debt Key Metrics 8 ($ in millions) Amount Net Debt 1 $1,553.2 Estimated Initial Debt Payment with Closing of Asset Sale 2 $275.0 Trailing Twelve Months Adjusted EBITDA from continuing operations 3, 4 $226.1 1 Net Debt, a non-GAAP measure, is defined as Debt less Cash. Please see slide 6 for a reconciliation. 2 Estimated net proceeds from the cash proceeds to be received on the closing date. During the covenant adjustment period under the Company’s credit agreement, as amended, the Company has agreed to apply the net cash proceeds from the asset sale to the repayment of its senior indebtedness. 3 Adjusted EBITDA is a non-GAAP financial measure. Please see slide 10 for a reconciliation to the most comparable GAAP number. 4 Amended on June 7, 2024.

Learn more at fortrea.com. ©2024 Fortrea Inc. All rights reserved. Fortrea Q1’2024 Earnings presentation 06.07.2024 • Assets in the Asset Purchase Agreement with Endeavor Buyer LLC to sell the operations of Fortrea Patient Access Inc. and its subsidiaries and Endpoint Clinical, Inc. and its subsidiaries are reported as discontinued operations. • With the sale of assets in the Enabling Services reporting segment, one segment is now reported as continuing operations, Clinical Services. • Change in basis of presentation includes recast of information technology costs and certain facility costs to selling, general and administrative expenses in the Statements of Operations. • The financial information included herein includes immaterial adjustments to the Company’s previously reported financial information. Please see the Company’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission, for more information regarding these revisions. Financial Reporting Changes 9

Net Income to Adjusted EBITDA Reconciliation (Non-GAAP)

Continuing Operations

($ in millions)	Trailing Twelve Months Ended March 31, 2024	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Adjusted EBITDA from continuing operations:			
Net income (loss) from continuing operations	**$(119.5)**	**$(79.8)**	**$8.0**
Provision for income taxes	3.8	4.1	1.5
Interest expense (income), net [6]	104.1	34.3	(0.1)
Depreciation and amortization [1]	90.3	21.9	20.9
EBITDA from continuing operations [6]	**78.7**	**(19.5)**	**30.3**
Foreign exchange loss / (gain)	(0.2)	5.3	5.2
Restructuring and other charges [2]	26.5	3.3	0.6
Stock based compensation [6]	47.6	13.5	6.3
One-time spin related costs [3]	48.3	17.0	0.0
Customer matter [4]	12.6	3.9	0.0
Enabling Services Segment costs not included in discontinued operations [5,6]	19.5	4.8	4.5
Other	(6.9)	(1.2)	(0.1)
Adjusted EBITDA for continuing operations [6]	**$226.1**	**$27.1**	**$46.8**

Adjusted EBITDA from continuing operations Margin:	Trailing Twelve Months Ended March 31, 2024	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Revenue from continuing operations [6]	$2,810.7	$662.1	$693.9
Adjusted EBITDA from continuing operations Margin [6]	8.0%	4.1%	6.7%

Note: The financial information included herein includes immaterial adjustments to the Company's previously reported financial information. Please see the Company's Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission, for more information regarding these revisions.

1 Represents amortization of intangible assets acquired as part of business acquisitions.

2 Restructuring and other charges represent amounts incurred in connection with the elimination of redundant positions to reduce overcapacity, align resources, and restructure certain operations.

3 Represents one-time or incremental costs required to implement capabilities to exit transition services agreement.

4 As part of working with a customer, the Company has agreed to make concessions and provide discounts and other consideration to the customer as part of a multi-party solution.

5 These adjustments remove the impact of the Enabling Services Segment, which the Company entered into an Asset Purchase Agreement with Endeavor Buyer LLC, an affiliate of Arsenal Capital Partners to sell on March 9, 2024.

6 Trailing twelve months amended on June 7, 2024.

10

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Net Income to Adjusted Net Income Reconciliation (Non-GAAP)

Continuing Operations

($ in millions)	Three Months Ended March 31, 2024	2023
Adjusted net income (loss) from continuing operations:		
Net income (loss) from continuing operations	**$(79.8)**	**$8.0**
Foreign exchange loss	5.3	5.2
Amortization [1]	15.3	15.0
Restructuring and other charges [2]	3.3	0.6
Stock based compensation	13.5	6.3
One-time spin related costs [3]	17.0	0.0
Customer matter [4]	3.9	0.0
Enabling Services Segment costs not included in discontinued operations [5]	4.8	4.5
Other	(1.2)	(0.1)
Income tax impact of adjustments [6]	13.0	(6.5)
Adjusted net income (loss) from continuing operations	**$(4.9)**	**$33.0**
Basic shares [7]	89.2	88.8
Adjusted basic earnings (loss) per share from continuing operations	$(0.05)	$0.37
Diluted shares [7]	89.2	88.8
Adjusted diluted earnings (loss) per share from continuing operations	$(0.05)	$0.37

Note: The financial information included herein includes immaterial adjustments to the Company's previously reported financial information. Please see the Company's Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission, for more information regarding these revisions.

1 Represents amortization of intangible assets acquired as part of business acquisitions.

2 Restructuring and other charges represent amounts incurred in connection with the elimination of redundant positions to reduce overcapacity, align resources, and restructure certain operations.

3 Represents one-time or incremental costs required to implement capabilities to exit transition services agreement.

4 As part of working with a customer, the Company has agreed to make concessions and provide discounts and other consideration to the customer as part of a multi-party solution.

5 These adjustments remove the impact of the Enabling Services Segment, which the Company entered into an Asset Purchase Agreement with Endeavor Buyer LLC, an affiliate of Arsenal Capital Partners to sell on March 9, 2024.

6 Income tax impact of adjustments calculated based on the tax rate applicable to each item.

7 On June 30, 2023, the Separation from former parent was effectuated through a pro-rata distribution of one share of the Company's common stock for every share of Labcorp common stock held at the close of business on the record date of June 20, 2023. As a result, on June 30, 2023, the Company had 88.8 M shares of common stock outstanding. This share amount is being utilized for Q1 2023 for the calculation of basic earnings per share for all periods presented through the Separation date. Additionally, there are no dilutive instruments for Q1 2023.

11

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Fortrea Q1'2024 Earnings presentation 06.07.2024

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